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          SECURITIES AND EXCHANGE COMMISSION

                WASHINGTON, D.C.  20549





                CMS ENERGY CORPORATION

                          AND

                CONSUMERS POWER COMPANY




                       FORM 10-K

                       EXHIBITS


        FOR FISCAL YEAR ENDED DECEMBER 31, 1995




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The following exhibits are applicable to CMS Energy and Consumers except where otherwise indicated "CMS ONLY":


  CMS Energy
 and Consumers
Exhibit Numbers
----------------

1(1)-(2)             - Not applicable.

(3)(a) (CMS ONLY)    - Restated Articles of Incorporation of
                       CMS Energy Corporation.  (Designated in
                       CMS Energy Corporation's Form S-4 dated
                       June 6, 1995, File No. 33-60007, as
                       Exhibit (3)(i).)

(3)(b) (CMS ONLY)    - Copy of the By-Laws of CMS Energy
                       Corporation (Designated in CMS Energy
                       Corporation's Form 10-K for the year ended
                       December 31, 1994, File No. 1-9513, as
                       Exhibit 3(b).)

(3)(c)               - Restated Articles of Incorporation of
                       Consumers Power Company.  (Designated in
                       Consumers Power Company's Form 10-K for
                       the year ended December 31, 1994, File No.
                       1-5611, as Exhibit 3(c).)

(3)(d)               - Copy of By-Laws of Consumers Power
                       Company.  (Designated in Consumers Power
                       Company's Form 10-K for the year ended
                       December 31, 1994, File No. 1-5611, as
                       Exhibit 3(d).)

(4)(a)               - Composite Working Copy of Indenture dated
                       as of September 1, 1945, between Consumers
                       Power Company and Chemical Bank (successor to Manufacturers Hanover Trust Company), as Trustee, including therein indentures supplemental thereto through the Forty-third Supplemental Indenture dated as of May 1, 1979. (Designated in Consumers Power Company's Registration
                       No. 2-65973 as Exhibit (b)(1)-4.)

                       Indentures Supplemental thereto:

                              Consumers
                              Power Company
           Sup Ind/Dated as ofFile ReferenceExhibit
           ----------------------------------------

           65th    02/15/88  Form 8-K dated
                             Feb 18, 1988
                             File No 1-5611   (4)
           67th    11/15/89  Reg No 33-31866(4)(d)
           68th    06/15/93  Reg No 33-41126(4)(c)
           69th    09/15/93  Form 8-K dated
                             September 21, 1993
                             File No 1-5611   (4)

(4)(b)               - Indenture dated as of January 1, 1996
                       between Consumers Power Company and The
                       Bank of New York, as Trustee.

                       First Supplemental Indenture dated as of January 18, 1996 between Consumers Power
                       Company and The Bank of New York, as
                       Trustee.

(4)(c) (CMS ONLY)    - Indenture between CMS Energy Corporation
                       and NBD Bank, National Association, as
                       Trustee.  (Designated in CMS Energy's
                       Form S-3 Registration Statement filed
                       May 1, 1992, File No. 33-47629, as
                       Exhibit (4)(a).)

                       First Supplemental Indenture dated as of October 1, 1992 between CMS Energy Corporation and NBD Bank, National Association, as Trustee. (Designated in CMS Energy's Form 8-K dated October 1, 1992, File No. 1-9513, as Exhibit (4).)

                       Second Supplemental Indenture dated as of October 1, 1992 between CMS Energy Corporation and NBD Bank, National Association, as Trustee. (Designated in CMS Energy's Form 8-K dated October 1, 1992, File No. 1-9513, as Exhibit (4).)

(4)(d) (CMS ONLY)    - Indenture between CMS Energy Corporation
                       and Chase Manhattan Bank (National
                       Association), as Trustee, dated as of
                       January 15, 1994.  (Designated in
                       CMS Energy's Form 8-K dated March 29,
                       1994, File No. 1-9513, as Exhibit (4a).)

                       First Supplemental Indenture dated as of January 20, 1994 between CMS Energy
                       Corporation and Chase Manhattan Bank
                       (National Association), as Trustee.
                       (Designated in CMS Energy's Form 8-K dated
                       March 29, 1994, File No. 1-9513, as
                       Exhibit (4b).)

(5)-(9)              - Not applicable.

(10)(a) (CMS ONLY)   - Credit Agreement dated as of November 21,
                       1995, among CMS Energy Corporation, the
                       Banks, the Co-Agents, the Documentation
                       Agent, the Operational Agent and the Co-
                       Managers, all as defined therein, and the Exhibits thereto. (Designated in CMS Energy's Form S-4 Registration Statement filed January 12, 1996, File No. 33-60007, as Exhibit 4(ii).)

(10)(b) (CMS ONLY)   - Term Loan Agreement dated as of November
                       21, 1995, among CMS Energy Corporation,
                       the Banks, the Co-Agents, the
                       Documentation Agent, the Operational Agent and the Co-Managers, all as defined therein, and the Exhibits thereto. (Designated in CMS Energy's Form S-4 Registration Statement filed January 12, 1996, File No. 33-60007, as Exhibit 4(ii)(A).)

(10)(c)              - Employment Agreement dated as of August 1,
                       1990 among Consumers Power Company,
                       CMS Energy Corporation and William T.
                       McCormick, Jr (Designated in CMS Energy
                       Corporation's Form 10-K for the year ended
                       December 31, 1990, File No. 1-9513, as
                       Exhibit (10)(c).)

(10)(d)              - Employment Agreement effective as of
                       June 15, 1988 among Consumers Power
                       Company, CMS Energy Corporation and
                       Victor J. Fryling.  (Designated in
                       Consumers Power Company's Form 10-K for
                       the year ended December 31, 1988, File
                       No. 1-5611, as Exhibit (10)(i).)

(10)(e)              - Employment Agreement dated May 26, 1989
                       between Consumers Power Company and
                       Michael G. Morris.  (Designated in
                       Consumers Power Company's Form 10-K for
                       the year ended December 31, 1990, File
                       No. 1-5611, as Exhibit (10)(f).)

(10)(f)              - Employment Agreement dated May 26, 1989
                       between Consumers Power Company and
                       David A. Mikelonis.  (Designated in
                       Consumers Power Company's Form 10-K for
                       the year ended December 31, 1991, File
                       No. 1-5611, as Exhibit 10(h).)

(10)(g)              - Employment Agreement dated May 26, 1989
                       among Consumers Power Company, CMS Energy
                       Corporation and John W. Clark.
                       (Designated in CMS Energy Corporation's
                       Form 10-K for the year ended December 31, 1990, File No. 1-9513, as
                       Exhibit (10)(f).)

(10)(h)              - Employment Agreement dated March 25, 1992
                       between Consumers Power Company,
                       CMS Energy Corporation and Alan M. Wright.
                       (Designated in Consumers Power Company's
                       Form 10-K for the year ended December 31, 1992, File No. 1-5611, as Exhibit 10(j).)

(10)(i)              - Employment Agreement dated March 25, 1992
                       between Consumers Power Company and
                       Paul A. Elbert.  (Designated in Consumers
                       Power Company's Form 10-K for the year
                       ended December 31, 1992, File No. 1-5611, as Exhibit 10(k).)

(10)(j) (CMS ONLY)   - Employment Agreement dated January 12,
                       1996 between CMS Energy Corporation and
                       Rodger A. Kershner.

(10)(k)              - Consumers Power Company's Executive Stock
                       Option and Stock Appreciation Rights Plan
                       effective December 1, 1989.   (Designated
                       in Consumers Power Company's Form 10-K for the year ended December 31, 1990, File
                       No. 1-5611, as Exhibit (10)(g).)

(10)(l)              - CMS Energy Corporation's Performance
                       Incentive Stock Plan effective as of
                       December 1, 1989.  (Designated in
                       CMS Energy Corporation's Form S-8
                       Registration Statement filed August 4,
                       1995, File No. 33-61595, as
                       Exhibit (4)(d).)

(10)(m)              - CMS Deferred Salary Savings Plan effective
                       January 1, 1994.  (Designated in
                       CMS Energy Corporation's Form 10-K for the year ended December 31, 1993, File
                       No. 1-9513, as Exhibit (10)(m).)

(10)(n)              - CMS Energy Corporation and Consumers Power
                       Company Annual Executive Incentive
                       Compensation Plan effective January 1,
                       1986, as amended January 1995.

(10)(o)              - Consumers Power Company's Supplemental
                       Executive Retirement Plan effective
                       November 1, 1990.  (Designated in
                       Consumers Power Company's Form 10-K for
                       the year ended December 31, 1993, File
                       No. 1-5611, as Exhibit (10)(o).)

(10)(p)              - Senior Trust Indenture, Leasehold Mortgage
                       and Security Agreement dated as of June 1, 1990 between The Connecticut National Bank and United States Trust Company of New York. (Designated in Midland Cogeneration Venture Limited Partnership's Form S-1 filed November 23, 1990, File
                       No. 33-37977, as Exhibit 4.1.)

                       Indenture Supplemental thereto:

                       Supplement No. 1 dated as of June 1, 1990.
                       (Designated in Midland Cogeneration
                       Venture Limited Partnership's Form S-1
                       filed November 23, 1990, File
                       No. 33-37977, as Exhibit 4.2.)

(10)(q)              - Collateral Trust Indenture dated as of
                       June 1, 1990 among Midland Funding
                       Corporation I, Midland Cogeneration
                       Venture Limited Partnership and United
                       States Trust Company of New York, Trustee.
                       (Designated in CMS Energy Corporation's
                       Form 10-Q for the quarter ended June 30, 1990, File No. 1-9513, as
                       Exhibit (28)(b).)

                       Indenture Supplemental thereto:

                       Supplement No. 1 dated as of June 1, 1990.
                       (Designated in Midland Cogeneration
                       Venture Limited Partnership's Form S-1
                       filed November 23, 1990, File
                       No. 33-37977, as Exhibit 4.4.)

(10)(r)              - Amended and Restated Investor Partner Tax
                       Indemnification Agreement dated as of
                       June 1, 1990 among Investor Partners,
                       CMS Midland Holdings Corporation as
                       Indemnitor and CMS Energy Corporation as
                       Guarantor.  (Designated in CMS Energy
                       Corporation's Form 10-K for the year ended
                       December 31, 1990, File No. 1-9513, as
                       Exhibit (10)(v).)

(10)(s)              - Environmental Agreement dated as of
                       June 1, 1990 made by CMS Energy
                       Corporation to The Connecticut National
                       Bank and Others.  (Designated in
                       CMS Energy Corporation's Form 10-K for the year ended December 31, 1990, File
                       No. 1-9513, as Exhibit (10)(y) and
                       Form 10-Q for the quarter ended
                       September 30, 1991, File No. 1-9513, as
                       Exhibit (19)(d).)**

(10)(t)              - Indemnity Agreement dated as of June 1,
                       1990 made by CMS Energy Corporation to
                       Midland Cogeneration Venture Limited
                       Partnership.  (Designated in CMS Energy
                       Corporation's Form 10-K for the year ended
                       December 31, 1990, File No. 1-9513, as
                       Exhibit (10)(z).)**

(10)(u)              - Environmental Agreement dated as of
                       June 1, 1990 made by CMS Energy
                       Corporation to United States Trust Company of New York, Meridian Trust Company, each Subordinated Collateral Trust Trustee and Holders from time to time of Senior Bonds and Subordinated Bonds and Participants from time to time in Senior Bonds and Subordinated Bonds. (Designated in
                       CMS Energy Corporation's Form 10-K for the year ended December 31, 1990, File
                       No. 1-9513, as Exhibit (10)(aa).)**

(10)(v)              - Amended and Restated Participation
                       Agreement dated as of June 1, 1990 among Midland Cogeneration Venture Limited Partnership, Owner Participant, The Connecticut National Bank, United States Trust Company, Meridian Trust Company, Midland Funding Corporation I, Midland Funding Corporation II, MEC Development Corporation and Institutional Senior Bond Purchasers. (Designated in Midland Cogeneration Venture Limited Partnership's Form S-1 filed November 23, 1990, File
                       No. 33-37977, as Exhibit 4.13.)

                       Amendment No. 1 dated as of July 1, 1991.
                       (Designated in Consumers Power Company's
                       Form 10-K for the year ended December 31, 1991, File No. 1-5611, as
                       Exhibit (10)(w).)

(10)(w)              - Power Purchase Agreement dated as of
                       July 17, 1986 between Midland Cogeneration
                       Venture Limited Partnership and Consumers
                       Power Company.  (Designated in Midland
                       Cogeneration Venture Limited Partnership's
                       Form S-1 filed November 23, 1990, File
                       No. 33-37977, as Exhibit 10.4.)

                       Amendments thereto:

                       Amendment No. 1 dated September 10, 1987.
                       (Designated in Midland Cogeneration
                       Venture Limited Partnership's Form S-1
                       filed November 23, 1990, File
                       No. 33-37977, as Exhibit 10.5.)

                       Amendment No. 2 dated March 18, 1988.
                       (Designated in Midland Cogeneration
                       Venture Limited Partnership's Form S-1
                       filed November 23, 1990, File
                       No. 33-37977, as Exhibit 10.6.)

                       Amendment No. 3 dated August 28, 1989.
                       (Designated in Midland Cogeneration
                       Venture Limited Partnership's Form S-1
                       filed November 23, 1990, File
                       No. 33-37977, as Exhibit 10.7.)

                       Amendment No. 4A dated May 25, 1989.
                       (Designated in Midland Cogeneration
                       Venture Limited Partnership's Form S-1
                       filed November 23, 1990, File
                       No. 33-37977, as Exhibit 10.8.)

(10)(x)              - Request for Approval of Settlement
                       Proposal to Resolve MCV Cost Recovery
                       Issues and Court Remand, filed with the
                       Michigan Public Service Commission on
                       July 7, 1992, MPSC Case No. U-10127.
                       (Designated in CMS Energy Corporation's
                       and Consumers Power Company's Forms 10-K for the year ended December 31, 1991 as amended by Form 8 dated July 15, 1992 as Exhibit (28).)

(10)(y)              - Settlement Proposal Filed on July 7, 1992
                       as Revised on September 8, 1992 by Filing with the Michigan Public Service Commission. (Designated in CMS Energy Corporation's and Consumers Power Company's Forms 8-K dated September 8, 1992 as Exhibit (28).)

(10)(z)              - Michigan Public Service Commission Order
                       Dated March 31, 1993, Approving with
                       Modifications the Settlement Proposal
                       Filed on July 7, 1992, as Revised on
                       September 8, 1992.  (Designated in
                       CMS Energy Corporation's and Consumers
                       Power Company's Forms 10-K for the year
                       ended December 31, 1992 as
                       Exhibit (10)(cc).)

(10)(aa)             - Unwind Agreement dated as of December 10,
                       1991 by and among CMS Energy Corporation,
                       Midland Group, Ltd., Consumers Power
                       Company, CMS Midland, Inc., MEC
                       Development Corp. and CMS Midland Holdings
                       Company.  (Designated in Consumers Power
                       Company's Form 10-K for the year ended
                       December 31, 1991, File No. 1-5611, as
                       Exhibit (10)(y).)

(10)(bb)             - Stipulated AGE Release Amount Payment
                       Agreement dated as of June 1, 1990, among CMS Energy Corporation, Consumers Power Company and The Dow Chemical Company. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1991, File No. 1-5611, as
                       Exhibit (10)(z).)

(10)(cc)             - Parent Guaranty dated as of June 14, 1990
                       from CMS Energy Corporation to MCV, each of the Owner Trustees, the Indenture Trustees, the Owner Participants and the Initial Purchasers of Senior Bonds in the MCV Sale Leaseback transaction, and MEC Development. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1991, File No. 1-5611, as Exhibit (10)(aa).)**

(11)-(12)            - Not applicable.

(13)                 - Not Applicable.

(14)-(20)            - Not applicable.

(21)(a) (CMS ONLY)   - Subsidiaries of CMS Energy Corporation.

(21)(b)              - Subsidiaries of Consumers Power Company.

(22)                 - Not applicable.

(23)                 - Consents of experts and counsel.

(24)(a)              - Power of Attorney for CMS Energy
Corporation.

(24)(b)              - Power of Attorney for Consumers Power
                       Company.

(25)-(26)            - Not applicable.

(27)(a)              - Financial Data Schedule UT for CMS Energy
                       Corporation.

(27)(b)              - Financial Data Schedule UT for Consumers
                       Power Company.

(28)                 - Not applicable

(99)                 - CMS Energy: Consumers Gas Group Financials


** Obligations of only CMS Holdings and CMS Midland, second tier subsidiaries of Consumers, and of CMS Energy but not of Consumers.

Exhibits listed above which have heretofore been filed with the Securities and Exchange Commission pursuant to various acts administered by the Commission, and which were designated as noted above, are hereby incorporated herein by reference and made a part hereof with the same effect as if filed herewith.

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